PIMCO Variable Insurance Trust

Supplement Dated October 18, 2013 to the

Administrative Class Prospectuses, Institutional Class Prospectuses,

Advisor Class Prospectuses and Class M Prospectuses, each dated April 30, 2013,

as supplemented from time to time (each a “Prospectus”)

Disclosure Related to Updates on the Net Asset Value

Effective immediately, the following is added before the second to last paragraph on the back cover of each Prospectus:

Daily updates on the NAV of a Portfolio may be obtained by calling 1-888-87-PIMCO.

Investors Should Retain This Supplement For Future Reference

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